UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
MARCH 1, 2006

Date of Report (Date of earliest event reported)
CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625

(State of incorporation)	(Commission	(I.R.S. Employer
	file number)	Identification No.)
904 Caribbean Drive
Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)
(408) 541-4191

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On March 1, 2006, Cepheid issued a press release announcing that it had submitted its Xpert GBSTM test for Group B Streptococcus (GBS) for use on the GeneXpert System to the U.S. Food & Drug Administration for regulatory clearance. A copy of the press release is attached as Exhibit 99.01 to this current report on Form 8-K and is incorporated by reference herein.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Number	Description
99.01	Press release dated March 1, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: March 1, 2006

	By:	/s/ JOHN R. SLUIS

	Name:	John R. Sluis
	Title:	Senior Vice President, Finance, and
Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.01	Press Release dated March 1, 2006.